John Hancock ESG Core Bond Fund

Summary prospectus 12/14/16

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 (Class A) or 888-972-8696 (Class I and Class R6 ) or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 12/14/16, are incorporated by reference into this summary prospectus.

TICKERS

A: JBOAX	I: JBOIX	R6: JBORX

Investment objective

To seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 15 to 16 of the prospectus under "Sales charge reductions and waivers" or pages 75 to 79 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None
Small account fee (for fund account balances under $1,000) ($)	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	I	R6
Management fee	0.45	0.45	0.45
Distribution and service (Rule 12b-1) fees	0.25	0.00	0.00
Other expenses [1]	0.55	0.54	0.45
Total annual fund operating expenses	1.25	0.99	0.90
Contractual expense reimbursement [2]	–0.38	–0.38	–0.38
Total annual fund operating expenses after expense reimbursements	0.87	0.61	0.52

1 "Other expenses" have been estimated for the fund's first year of operations.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.50% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense.  This agreement expires on September 30, 2018, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I	R6
1 year	485	62	53
3 years	745	277	249

John Hancock ESG Core Bond Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. Because the fund had not commenced operations as of the date of the prospectus, there is no portfolio turnover to report.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade bonds and other fixed-income securities that meet the manager's sustainability criteria. The manager seeks companies meeting its sustainability criteria with high-quality characteristics, including strong environmental, social, and governance (ESG) profiles. The manager seeks to maintain an effective duration within approximately six months of the portfolio duration of the securities comprising the fund's benchmark index, the Bloomberg Barclays U.S. Intermediate Government/Credit Index. As of June 30, 2016, the duration of the fund's benchmark index was 4.1 years. A debt security is investment grade when assigned a credit rating of BBB– or higher by Standard & Poor's Ratings Services, or an equivalent rating by another nationally recognized statistical rating organization, including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the fund's subadvisor. The fund's investment policies are based on credit ratings at the time of purchase.

Based on the manager's discretion, the fund may at times continue to own securities that have been downgraded to a below-investment-grade credit rating, such as when the security in question is nearing maturity. Under normal circumstances, the fund's portfolio will maintain an average credit rating of investment grade.

The fund invests primarily in a broad range of investment grade bonds and fixed-income securities, including, but not limited to, corporate bonds and debentures, municipal securities (both taxable and tax-exempt) issued by local government authorities, mortgage-related and asset-backed securities, securities issued by the U.S. government or its related agencies, securities issued by foreign governments and corporations, and securities issued by supranational entities.

The fund may invest in U.S. dollar-denominated securities of foreign governments and corporations. Under normal conditions, the fund does not anticipate investing more than 20% of its total assets in U.S. dollar-denominated foreign securities.

The fund's manager utilizes an investment process that combines fundamental credit research with analysis of ESG metrics. Environmental assessment involves issues such as carbon emissions, pollution, and renewable energy. Social assessment involves issues such as supply chain, discrimination, and human rights. Governance assessment involves issues such as executive compensation, ownership and control, and diverse and independent directors.

The fund's manager has an investment committee that sets duration parameters, yield curve positioning/maturity distribution, and asset allocation parameters for the fund. The manager primarily allocates fund assets among corporate bonds, municipal bonds, and government-related securities according to these parameters. Asset allocation decisions are paired with the manager's fundamental credit research and ESG analysis to determine which securities the fund will invest in. Under normal circumstances, the manager expects to allocate a portion of the fund's portfolio to each of corporate bonds, municipal bonds, and government-related securities.

Potential corporate bond investments are evaluated using a proprietary framework that aggregates material metrics and information from ESG research providers and other third-party sources. The manager selects corporate bond investments that it considers to be best in class relative to their peers based on a set of factors specific to each sector, such as technology, energy, or financials. Corporate bond investments the manager views as best in class are those that have a favorable or above-average ESG profile relative to their peers. Factors resulting in a "best in class" ESG profile may include low or improving pollution or emissions, exemplary health and safety records, minimal risk related to controversies, strong disclosure and transparency policies, and independent board member representation. The manager may also elect to purchase corporate bonds where the proceeds of those bonds are specifically earmarked to fund projects or initiatives that have positive environmental and/or social benefits.

Potential municipal bond investments are evaluated according to the manager's assessment of material ESG issues relevant to a specific sector, such as school districts, public utilities, or hospitals. The manager selects municipal bond investments that it considers to be best in class relative to their peers, based on a set of factors specific to each sector and an evaluation of the issuer's use of proceeds. Factors resulting in a “best in class” ESG profile may include environmental initiatives, income distribution and median income trends, employment sector diversity, and access to high-quality and affordable school systems, housing, and healthcare.

The manager may elect to upgrade or downgrade its opinion of a corporation or municipality's ESG profile, which could impact whether the manager buys or sells a bond issued by that particular entity.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

John Hancock ESG Core Bond Fund

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Mortgage-backed and asset-backed securities risk.  Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Responsible investing risk.  Investing primarily in responsible investments carries the risk that the fund may underperform funds that do not utilize a responsible investment strategy.

Taxable and non taxable municipal bond risk. Taxable municipal bond prices can decline if the issuer's credit quality declines. Revenue bond prices can decline if related projects become unprofitable. An insured municipal bond is subject to the risk that the insurer may be unable to pay claims and is not insured with respect to the market value of the obligation. The interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

U.S. Government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Past performance

This section normally shows how the fund's total returns have varied from year to year, along with a broad-based market index for reference. Because the fund had not commenced operations as of the date of this prospectus, there is no past performance to report.

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Breckinridge Capital Advisors, Inc.

John Hancock ESG Core Bond Fund

Portfolio management

Matthew C. Buscone Co-Portfolio Manager Managed the fund since inception	Sara Chanda Co-Portfolio Manager Managed the fund since inception	Khurram Gillani Co-Portfolio Manager Managed the fund since inception	Jeffrey M. Glenn, CFA Co-Portfolio Manager Managed the fund since inception	David J. Madigan Co-Portfolio Manager Managed the fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class I and Class R6 shares).

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

© 2016 JOHN HANCOCK FUNDS, LLC 4680SP 12/14/16 SEC file number: 811-03006